Project Nestor Discussion Materials for Special Committee

June 16, 2020

Preliminary – Subject to Modification

KEEFE, BRUYETTE & WOODS
A Stifel Company

Selected Public Companies Data and Preliminary Observations

Selected Public Companies Overview

- ***Given NHLD's business mix of 64% investment advisory and brokerage, 26% investment banking and 10% other financial and tax services, two public company sets were compared: Mid and Large-Cap Wealth-Focused Broker Dealers and Small-Cap Diversified Broker Dealers***
  - For mid and large-cap wealth-focused broker dealers, companies with at least 50% of revenue derived from wealth-related business segments, including brokerage and investment advisory were included in the set
  - For small-cap diversified broker dealers, those with a market capitalization of less than $1 billion were included in the set
- ***Observed valuation multiples included:***
  - ***Price to Earnings*** – Premium valuation generally attributed to (i) sustainability of earnings, (ii) consistency of growth, (iii) high margins, and (iv) variability of expenses
  - **Tangible Book** – Less profitable and riskier business models are typically anchored toward tangible book, especially those viewed as unable to earn a higher return than their cost of capital
  - ***Revenue*** – Revenue is primarily viewed by market as an output rather than a driver, or as a proxy for future / pro forma profitability if not yet at scale

	General Market Perception			Average Public Market Valuation Multiples (1)		
	Companies	Strengths	Weaknesses	P/E(2)	P/TBV	P/Rev(3)
Mid and Large-Cap. Wealth-Focused Broker Dealers	• AMP • RJF • SF • LPLA • WDR	• Steadier, more predictable revenue streams • Synergy between private client and institutional businesses • Sustainable margin once scale achieved • Positively levered to interest rates	• Significant fixed operating / HR spend and controls • Less growth upside if already at scale	*8.8x*	*1.9x*	*1.1x*
Small Cap. Diversified Broker Dealers	• RILY • COWN • OPY • JMP • COHN	• Full product set • Revenue synergies from capital markets operations (where applicable) • Niche & specialized business lines	• Lower margin if subscale • Some balance sheet risk • Revenue stream subject to volatility	*5.5x*	*0.7x*	*0.5x*

(1) Figures represent average of respective group; data as of 06/15/2020
(2) LTM P/E
(3) LTM Revenue

Potential Considerations

Potential Drivers of Value, Company Positioning Factors and Market Factors

Potential Drivers of Value:				national
Revenue Growth	Low		High	Modest revenue growth, ex market
Operating Margin	Low		High	Low operating margin relative to other public broker dealers
Net Income Margin	Low		High	Inconsistent after tax profitability
Revenue per Employee	Low		High	Low revenue per employee relative to other public broker dealers
Compensation Ratio	High		Low	High compensation ratio (85%) relative to other public broker dealers
Company Positioning Factors:				
Product Mix	Transactional		Recurring	Generally, fees (recurring revenue) more highly valued than commissions (transactional revenue); industry moving towards fee-based
Scale	Low		High	Potential benefits of scale are becoming more pronounced
Business / Organizational Complexity	Complex		Simple	Complex nature of the business model and organizational structure muddles company story
Regulatory / Legal Risk	High		Low	Single stock, deal driven commissions, binary banking products and private shares all represent significant risk
Client / Producer Concentration	Concentrated		Diversified	Solid diversification of revenue production by Advisor
Access to Capital	Unavailable		Readily Available	Ability to invest for growth is likely necessary as competition intensifies, regulation increases and the cost of doing business increases
Public Currency	Low Volume		High Volume	Small public float with low trading volume and no research coverage
Management Team	Weak		Strong	Strong sales and client relationship skills; not yet driving great shareholder value
Market Factors:				
Market Environment	Challenging		Strong	Difficult market environment for sellers, especially given cautious investor sentiment
Buyer Universe	Limited		Broad	Complexity and business mix significantly reduces buyer set for the entire business

Broker-Dealer Revenue Distribution

LTM Revenue Mix (%)

		% of Total Revenue					
Company Name	**Ticker**	*Institutional Brokerage (A)* [(1)]	*Retail Brokerage (B)* [(1)]	**Total Brokerage (A+B)** [(2)]	**Investment Banking**	**Asset Mgmt & Wealth Advisory**	**Other** [(3)]
Ameriprise Financial, Inc.	AMP	-	-	17%	-	53%	29%
Cohen & Company Inc.	COHN	-	-	85% [(4)]	3%	13%	-1%
Cowen Inc.	COWN	39%	-	39%	35%	3%	22%
JMP Group LLC	JMP	20%	-	20%	80%	9%	-9%
LPL Financial Holdings Inc. [(5)]	LPLA	-	-	34%	-	57%	9%
National Holdings Corporation	NHLD	-	-	46%	26%	19%	10%
Oppenheimer Holdings Inc.	OPY	14%	20%	34%	12%	36%	18%
B. Riley Financial, Inc.	RILY	-	-	28%	42%	17%	13%
Raymond James Financial, Inc.	RJF	6%	17%	23%	7%	46%	25%
Stifel Financial Corp.	SF	13%	19%	32%	23%	25%	20%
Waddell & Reed Financial, Inc.	WDR	-	-	44%	-	41%	15%
Average		**18%**	**18%**	**37%**	**29%**	**29%**	**14%**

Source: SNL Financial and Public Filings
Note: Figures represent data for the last 12 months ended 03/31/20
Note: Total revenue excludes net effect of interest expense, unless otherwise noted
Note: Business segmentation revenues shown may not reflect actual business segmentation revenue for each company
(1) Institutional brokerage and retail brokerage revenue where detail is provided and is applicable
(2) Represents total wealth management brokerage revenues and commission fees; Excludes asset and investment management revenue, where applicable
(3) Other revenue includes revenue from principal transactions, interest income and revenue from other business lines
(4) Includes revenue from proprietary trading
(5) Total revenue includes net effect of operating interest expense; further detail not available

Broker-Dealer Performance

LTM Total Revenue ($000s)


$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$12,977,000
$8,256,000
$5,716,574
$3,632,482
$1,139,155
$1,074,638
$1,016,379
$509,778
$213,859
$85,847
$56,296
Median $1,074,638
AMP
RJF
LPLA(1)
SF
COWN
WDR
OPY
RILY
NHLD
JMP
COHN

LTM Total Revenue – Comp. Expense ($000s)[(2)]


$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$2,886,000
$1,691,273
$1,535,301
$610,837
$361,344
$355,362
$31,436
$22,554
$9,542
Median $361,344
RJF
LPLA
SF
COWN
OPY
WDR
NHLD
COHN
JMP

Source: SNL Financial and Company Filings
Note: Figures represent data for the last 12 months ended 03/31/20

Note: Total revenue excludes net effect of interest expense, unless otherwise noted
(1) Represents revenue net of operating interest expense; Further detail not available
(2) Excludes AMP and RILY, which do not publicly disclose compensation expense

Broker-Dealer Performance *(Cont'd)*

3-Year Average Revenue Growth from FY2016-2019 (%)


60%
50%
40%
30%
20%
10%
0%
-10%
-20%
52%
32%
13%
12%
10%
7%
6%
3%
-3%
-5%
-8%
Median 7%
RILY
COWN
RJF
LPLA (1)
SF
NHLD
OPY
AMP
COHN
WDR
JMP

Source: SNL Financial and Company Filings
Note: Figures represent data for fiscal years 2016-2019
Note: Total revenue excludes net effect of interest expense, unless otherwise noted
(1) Represents revenue net of operating interest expense; Further detail not available

Broker-Dealer Performance *(Cont'd)*

LTM Asset Management & Wealth Advisory Revenue ($000s)


$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$6,897,000
$3,764,000
$3,263,080
$890,543
$440,601
$366,188
$85,563
$39,690
$38,603
$7,440
$7,173
Median $366,188
AMP
RJF
LPLA
SF
WDR
OPY
RILY
NHLD
COWN
JMP
COHN

LTM Investment Banking Revenue ($000s)(1)


$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$835,049
$585,000
$399,947
$216,497
$123,896
$68,462
$55,572
$1,831
Median $170,197
SF
RJF
COWN
RILY
OPY
JMP
NHLD (2)
COHN

Source: SNL Financial and Company Filings
Note: Figures represent data for the last 12 months ended 03/31/20
Note: Business segmentation revenues shown may not reflect actual business segmentation revenue for each company

(1) Consists of strategic advisory, fixed income and equity capital market revenues
(2) Includes revenue attributable to private shares business

Broker-Dealer Performance *(Cont'd)*

LTM Revenue / Employee ($000s)[1]



$1,200
$1,000
$800
$600
$400
$200
$0
$1,038
$868
$810
$599
$519
$447
$443
$437
$345
$341
$224
Median $447
AMP
COWN
WDR
COHN
RILY
JMP
SF
RJF
OPY
LPLA (2)
NHLD

LTM Brokerage Revenue + Asset Management & Wealth Advisory Revenue / FAs ($000s)[1][3]



Brokerage + AM & Wealth Rev. / FA
# of FAs
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$917
$705
$691
$636
$587
$549
$503
$310
$208
10,000
2,224
1,327
8,148
94
1,029
170
16,763
658
Median $587
AMP
SF (5)
WDR
RJF (5)
COHN (4)
OPY (5)
RILY (6)
LPLA
NHLD

Source: SNL Financial and Company Filings
Note: Figures represent data for the last 12 months ended 03/31/20
Note: Total revenue excludes net effect of interest expense, unless otherwise noted
Note: Business segmentation revenues shown may not reflect actual business segmentation revenue for each company
(1) Represents most recently reported employee and financial advisor count; Includes affiliated independent contract financial advisors where publicly disclosed
(2) Represents revenue net of operating interest expense; Further detail not available
(3) Represents brokerage revenues, asset and investment management revenue and wealth advisory revenue; COWN and JMP do not publicly disclose number of financial advisors
(4) Includes revenue from proprietary trading; COHN does not provide a separate count for number of financial advisors; Total employee count is used as a proxy for financial advisor count
(5) Brokerage revenue component represents revenue from retail brokerage business; Excludes revenue from institutional brokerage business
(6) Only includes wealth and asset management fees

Broker-Dealer Performance *(Cont'd)*

LTM Comp. Expense / Total Revenue (%)(1)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
46%
58%
60%
64%
65%
67%
70%
85%
89%
Median 65%
COWN
SF
COHN
OPY
RJF
WDR
LPLA(2)
NHLD
JMP

LTM Non-Comp. Expense / Total Revenue (%)(3)



70%
60%
50%
40%
30%
20%
10%
0%
14%
15%
19%
20%
26%
29%
50%
53%
64%
Median 26%
LPLA(2)
NHLD
RJF
WDR
SF
OPY
JMP
COWN
COHN

Source: SNL Financial and Company Filings
Note: Figures represent data for the last 12 months ended 03/31/20
Note: Total revenue excludes net effect of interest expense, unless otherwise noted

(1) Excludes AMP and RILY, which do not publicly disclose compensation expense
(2) Total revenue represents revenue net of operating interest expense; Further detail notavailable
(3) Non-compensation expense includes interest expense

Broker-Dealer Performance *(Cont'd)*

LTM Operating Income Margin (%)[1]


50%
30%
10%
-10%
-30%
-50%
33%
16%
16%
15%
13%
7%
0%
0%
-7%
-24%
-39%
Median 7%
AMP
SF
RJF
LPLA
WDR
OPY
COWN
NHLD
RILY
COHN
JMP

LTM Net Income Margin (%)[2]


40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
28%
12%
12%
10%
10%
5%
-1%
-2%
-5%
-7%
-27%
Median 5%
AMP
SF
RJF
LPLA
WDR
OPY
NHLD
COWN
RILY
COHN
JMP

Source: SNL Financial and Company Filings
Note: Figures represent data for the last 12 months ended 03/31/20
(1) Operating Margin (%): (Revenue – Comp. Expense – Non-Comp. Expense) / Revenue; Non-compensation expense includes interest expense
(2) Net income includes net income attributable to non-controlling interests

Broker-Dealer Performance *(Cont'd)*

Average 3-Month Daily Trading Volume (000s)



1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
1,344,606
1,342,448
1,120,218
1,040,123
532,396
382,032
118,779
85,485
36,267
27,360
10,076
Median 382,032
RJF
WDR
AMP
LPLA
SF
COWN
RILY
OPY
COHN
JMP
NHLD

Average 3-Month Daily Trading $ Volume ($000s)[1]



$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
$144,035,925
$97,159,915
$69,942,402
$25,422,802
$18,253,711
$4,627,872
$2,385,752
$1,813,056
$137,290
$74,753
$19,441
Median $4,627,872
AMP
RJF
LPLA
SF
WDR
COWN
RILY
OPY
COHN
JMP
NHLD

Source: SNL Financial as of 06/15/2020
(1) Calculated as Average 3-Month Daily Trading Volume x Average 3-Month Daily Share Price

Broker-Dealer Performance *(Cont'd)*

Ranking by Performance Metric

	Metric ($000s)[1]							Ratio (%)				Trading Stats	
	Total Revenue	Total Rev. - Comp. Exp.[2]	3-Year Avg. Rev. Growth (%)	AM & Wealth Advisory Revenue	IB Revenue	Total Rev. / Employee	Brokerage Rev. + AM & Wealth Adv. Rev. / FA	Comp. Ratio[2]	Non-Comp Ratio	Operating Margin[3]	NI Margin	3-Month Trading Volume (000s)	3-Month Trading Volume $ ($000s)[4]
AMP	1	NA	8	1	NA	1	1	NA	NM	2	1	3	1
RJF	2	1	3	2	2	8	4 [7]	5	3	4	3	1	2
LPLA	3	2	4	3	NA	10	8	7	1	5	4	4	3
SF	4	3	5	4	1	7	2 [7]	2	5	3	2	5	4
COWN	5	4	2	9	3	2	NA [5]	1	8	8	8	6	6
WDR	6	6	10	5	NA	3	3	6	4	6	5	2	5
OPY	7	5	7	6	5	9	6 [7]	4	6	7	6	8	8
RILY	8	NA	1	7	4	5	7	NA	NM	1	9	7	7
NHLD	**9/11**	**7/9**	**6/11**	**8/11**	**7/8**	**11/11**	**9/9**	**8/9**	**2/9**	**8/11**	**7/11**	**11/11**	**11/11**
JMP	10	9	11	10	6	6	NA [5]	9	7	11	11	10	10
COHN	11	8	9	11	8	4	5 [6]	3	9	10	10	9	9

Distribution of NHLD's Rankings Across All Performance Metrics (Based on % Quartile)


= NHLD Performance Rank
0%
25%
50%
75%
100%
Quartile (%)

Note: "NA" indicates that metric is not available
Note: Business segmentation revenues shown may not reflect actual business segmentation revenue for each company
Note: Compensation and non-compensation ratio order is ranked in ascending order, from the lowest expense ratio (1) to highest expense ratio (11)
(1) Represents data for the last 12 months ended 03/31/20
(2) Excludes AMP and RILY, which do not publicly disclose compensation expense
(3) Operating Margin (%): (Revenue – Operating Expenses) / Revenue
(4) Calculated as Average 3-Month Trading Volume x Average 3-Month Share Price
(5) COWN and JMP do not publicly disclose number of financial advisors
(6) Includes revenue from proprietary trading; COHN does not provide a separate count for number of financial advisors; Total employee count is used as a proxy for financial advisor count
(7) Brokerage revenue component represents revenue from retail brokerage business; Excludes revenue from institutional brokerage business

KBW KEEFE, BRUYETTE & WOODS *A Stifel Company*

Selected Public Company Historical Trading Statistics

Historical 3-Year LTM Price / Revenue


National Holdings Corporation ("NHLD")
Ladenburg Thalmann Financial Services(1) ("LTS")
Small-Cap Diversified Broker Dealers(2)
Mid & Large-Cap Wealth Focused Broker Dealers(3)
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1.1x
0.5x
0.3x
0.1x
6/15/2017
9/15/2017
12/15/2017
3/15/2018
6/15/2018
9/15/2018
12/15/2018
3/15/2019
6/15/2019
9/15/2019
12/15/2019
3/15/2020
6/15/2020

Price / LTM Revenue	NHLD	LTS[1]	Small-Cap[2]	Mid & Large Cap[3]
Current (6/15/20)	0.1x	NA	0.5x	1.1x
30-Day Average	0.1x	NA	0.5x	1.1x
60-Day Average	0.1x	NA	0.5x	1.0x
90-Day Average	0.1x	NA	0.5x	1.1x
1-Year Average	0.2x	0.3x	0.6x	1.2x
3-Year Average	0.2x	0.4x	0.7x	1.4x

Historical 3-Year Price / Tangible Book Value


10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
7.0x
1.9x
0.9x
0.7x
6/15/2017
9/15/2017
12/15/2017
3/15/2018
6/15/2018
9/15/2018
12/15/2018
3/15/2019
6/15/2019
9/15/2019
12/15/2019
3/15/2020
6/15/2020

Price / TBV	NHLD	LTS[1]	Small-Cap[2]	Mid & Large Cap[3]
Current (6/15/20)	0.9x	NA	0.7x	1.9x
30-Day Average	0.9x	NA	0.6x	1.8x
60-Day Average	0.8x	NA	0.6x	1.7x
90-Day Average	0.9x	NA	0.6x	1.8x
1-Year Average	0.9x	6.9x	0.7x	2.1x
3-Year Average	1.2x	5.2x	1.1x	2.4x

Source: S&P Capital IQ, S&P Market Intelligence as of 06/15/20
(1) Advisor Group announced the acquisition of LTS on 11/12/19; Trading statistics shown for the period 06/15/1711/11/19
(2) Average of Small-Cap Diversified Broker-Dealers consisting of COHN, COWN, JMP, RILY, OPY
(3) Average of Mid & Large-Cap Wealth-Focused Broker-Dealers consisting of AMP, LPLA, RJF, SF, WDR

KBW KEEFE, BRUYETTE & WOODS
A Stifel Company

Selected Public Companies Data

	Ticker	Stock Price 6/15/20 ($)	Market Cap ($mm)	Trading As % of High (%)	Price Change 1 Year (%)	Price Change YTD (%)	Market Cap / LTM Revenue (x)	Market Cap / CY '20E Revenue (x)	Market Cap / CY '21E Revenue (x)	Price / LTM EPS (x)	Price / CY '20E EPS (x)	Price / CY '21E EPS (x)	Price / Book (x)	Price / Tangible Book (x)	Dividend Yield (%)
Mid and Large-Cap. Wealth-Focused Broker Dealers															
Ameriprise Financial, Inc.	AMP	150.18	18,373	83.0	(0.1)	(9.8)	1.4	1.6	1.5	5.0	NA	NA	2.7	2.7	2.8
Raymond James Financial, Inc.	RJF	72.86	9,984	71.1	(12.5)	(18.6)	1.2	1.3	1.3	10.4	14.2	13.5	1.5	1.6	2.1
Stifel Financial Corp.	SF	48.62	3,331	70.4	(14.8)	(19.8)	0.9	1.0	1.0	7.6	11.7	10.8	1.1	1.7	1.4
LPL Financial Holdings Inc.	LPLA	80.98	6,386	81.3	(4.4)	(12.2)	1.1 (1)	1.1	1.1	11.4	13.8	13.9	6.3	NM (2)	1.3
Waddell & Reed Financial, Inc.	WDR	15.10	991	82.4	(10.8)	(9.7)	0.9	1.0	1.1	9.5	NA	NA	1.3	1.6	6.8
			Low	**70.4**	**(14.8)**	**(19.8)**	**0.9**	**1.0**	**1.0**	**5.0**	**11.7**	**10.8**	**1.1**	**1.6**	**1.3**
			Average	**77.6**	**(8.5)**	**(14.0)**	**1.1**	**1.2**	**1.2**	**8.8**	**13.2**	**12.7**	**2.6**	**1.9**	**2.9**
			Median	**81.3**	**(10.8)**	**(12.2)**	**1.1**	**1.1**	**1.1**	**9.5**	**13.8**	**13.5**	**1.5**	**1.7**	**2.1**
			High	**83.0**	**(0.1)**	**(9.7)**	**1.4**	**1.6**	**1.5**	**11.4**	**14.2**	**13.9**	**6.3**	**2.7**	**6.8**
Small Cap Diversified Broker Dealers															
B. Riley Financial, Inc.	RILY	21.79	563	72.2	3.5	(13.5)	1.1	NA	NA	NM (2)	NA	NA	3.3	NM (2)	4.5
Cowen Inc.	COWN	14.27	395	77.7	(12.2)	(9.4)	0.3	0.4	NA	NM (2)	11.6	4.6	0.6	0.8	1.1
Oppenheimer Holdings Inc.	OPY	21.49	271	67.5	(17.6)	(21.8)	0.3	NA	NA	5.5	NA	NA	0.5	0.7	2.2
JMP Group LLC	JMP	2.77	54	67.7	(29.0)	(14.2)	0.6	0.6	0.4	NM (2)	27.7	9.2	1.0	1.0	0.0
Cohen & Company Inc.	COHN	3.84	5	49.8	(32.4)	(2.8)	0.1	NA	NA	NM (2)	NA	NA	0.2	0.2	0.0
			Low	**49.8**	**(32.4)**	**(21.8)**	**0.1**	**0.4**	**0.4**	**5.5**	**11.6**	**4.6**	**0.2**	**0.2**	**0.0**
			Average	**67.0**	**(17.5)**	**(12.3)**	**0.5**	**0.5**	**0.4**	**5.5**	**19.7**	**6.9**	**1.1**	**0.7**	**1.6**
			Median	**67.7**	**(17.6)**	**(13.5)**	**0.3**	**0.5**	**0.4**	**5.5**	**19.7**	**6.9**	**0.6**	**0.7**	**1.1**
			High	**77.7**	**3.5**	**(2.8)**	**1.1**	**0.6**	**0.4**	**5.5**	**27.7**	**9.2**	**3.3**	**1.0**	**4.5**
			Global Metrics:												
			Low	**49.8**	**(32.4)**	**(21.8)**	**0.1**	**0.4**	**0.4**	**5.0**	**11.6**	**4.6**	**0.2**	**0.2**	**0.0**
			Average	**72.3**	**(13.0)**	**(13.2)**	**0.8**	**1.0**	**1.1**	**8.2**	**15.8**	**10.4**	**1.8**	**1.3**	**2.2**
			Median	**71.7**	**(12.3)**	**(12.8)**	**0.9**	**1.0**	**1.1**	**8.6**	**13.8**	**10.8**	**1.2**	**1.3**	**1.7**
			High	**83.0**	**3.5**	**(2.8)**	**1.4**	**1.6**	**1.5**	**11.4**	**27.7**	**13.9**	**6.3**	**2.7**	**6.8**
National Holdings Corporation	**NHLD**	**1.94**	**26**	**63.4**	**(31.4)**	**(23.9)**	**0.1**	**NA**	**NA**	**NM (2)**	**NA**	**NA**	**0.5**	**0.9**	**0.0**

Source: SNL Financial, FactSet as of 06/15/2020
Note: Financial data in U.S. dollars and based on most recently available public filing
Note: Total revenue excludes net effect of interest expense, unless otherwise noted
Note: Public companies data excludes SIEB

(1) Total revenue includes net effect of operating interest expense; further detail not available
(2) Multiple is negative

Selected Public Companies Data *(Cont'd)*

Illustrative Implied Price per Share Matrix

	Valuation Multiple				NHLD	Illustrative Output [1]			
	Low	Average	Median	High	Metric ($M)	Low	Average	Median	High
Mid and Large-Cap. Wealth-Focused Broker Dealers									
P / LTM Revenue	0.9x	1.1x	1.1x	1.4x	$213.9	$14.55	$17.71	$17.73	$22.47
P / LTM EPS	5.0x	8.8x	9.5x	11.4x	($0.3)	NM (< $0)	NM (< $0)	NM (< $0)	NM (< $0)
P / Book	1.1x	2.6x	1.5x	6.3x	$47.7	$3.73	$9.12	$5.18	$22.33
P / Tang. Book	1.6x	1.9x	1.7x	2.7x	$28.8	$3.44	$4.11	$3.56	$5.87
Small Cap Diversified Broker Dealers									
P / LTM Revenue	0.1x	0.5x	0.3x	1.1x	$213.9	$1.35	$7.73	$5.50	$17.52
P / LTM EPS	5.5x	5.5x	5.5x	5.5x	($0.3)	NM (< $0)	NM (< $0)	NM (< $0)	NM (< $0)
P / Book	0.2x	1.1x	0.6x	3.3x	$47.7	$0.56	$3.94	$2.10	$11.66
P / Tang. Book	0.2x	0.7x	0.7x	1.0x	$28.8	$0.34	$1.42	$1.55	$2.24
Global Metrics									
P / LTM Revenue	0.1x	0.8x	0.9x	1.4x	$213.9	$1.35	$12.72	$14.59	$22.47
P / LTM EPS	5.0x	8.2x	8.6x	11.4x	($0.3)	NM (< $0)	NM (< $0)	NM (< $0)	NM (< $0)
P / Book	0.2x	1.8x	1.2x	6.3x	$47.7	$0.56	$6.53	$4.19	$22.33
P / Tang. Book	0.2x	1.3x	1.3x	2.7x	$28.8	$0.34	$2.77	$2.84	$5.87

Source: Financial and market data in U.S. dollars; Financial data based on most recently available public filing, unless otherwise noted; Market data as of 06/15/2020
Note: Implied values shown are solely illustrative and do not purport to be valuation advice in respect to NHLD
Note: "NM" indicates that output is negative
(1) Calculated based on 13,476,519 shares outstanding

Preliminary – Subject to Modification

Selected Precedent Transactions Data and Preliminary Observations

Historical Public Market Premia

Historical M&A Stock Premia (%)

	Public Market Premia[1]								
	All Sectors			FIG			Broker-Dealers		
	1-Day	1-Week	1-Month	1-Day	1-Week	1-Month	1-Day	1-Week	1-Month
25th Percentile	3%	5%	5%	8%	9%	8%	6%	7%	8%
Trim Mean	18%	19%	21%	20%	21%	23%	12%	12%	15%
Median	17%	19%	21%	20%	20%	22%	12%	12%	15%
75th Percentile	36%	37%	41%	35%	37%	40%	24%	29%	27%
$2.00/sh[2]	46%	39%	31%						
$2.75/sh[2]	101%	91%	80%						

Source: Capital IQ
Note: Premia calculated based on 917 M&A deals in all sectors, 297 M&A deals in FIG, and 31 M&A deals in broker-dealer sub-sector; Excludes deals that were subsequently cancelled
(1) Stock premium for publicly-traded target companies headquartered in the U.S. Includes deals announced in the period 01/01/2017-06/05/2020
(2) Stock price premia calculated relative to 04/30/2020

Selected Precedent Transactions Overview

- Observed precedent transaction multiples include the following:
  - Price / Revenue
    - If not to scale or unprofitable, revenue multiples used as a proxy for future / pro forma profitability upon realization of potential synergies
  - Price / EBITDA
    - Reflects the core operating profits of the company
- Price to Tangible Book metrics are often viewed as ***not meaningful*** in private M&A transactions. There are synergistic benefits to leverage a buyer's capital base and cheaper access to capital, and a seller is often able to distribute all excess amounts of capital at or prior to close
- Publicly announced transactions may suffer from survivorship bias
  - No public record of transactions that were formally or informally marketed which did not receive a bid at an acceptable clearing price
  - Transactions listed represent control acquisitions at sufficiently attractive valuations
- Typically the larger, more scaled acquisitions announce a price, more so than the smaller, undisclosed transactions
- Idiosyncratic features of current situation limit the comparability to previous strategic acquisitions

Selected Precedent Transactions Data

($US in millions)

Acquirer	Target	Date of Announce	Announced Transaction Value	Target KPIs: Number of Financial Advisors	Target KPIs: Assets Under Management ($B)	Valuation Multiples @ Announcement: LTM Revenue	Valuation Multiples @ Announcement: LTM EBITDA
Independent Broker-Dealers							
LPL Financial	Lucia Securities	04/28/20	NA	20	$2	NA	6.0x(1)
Advisor Group	Ladenburg Thalmann Financial Services Inc.	11/12/19	$1,300.0(2)	4,400	$181	0.9x	12.1x(3)
Reverence Capital Partners	Advisor Group	05/10/19	NA	7,000	$268	NA	NA
Blucora, Inc.	1st Global, Inc.	03/19/19	$180.0	~850	$18	1.0x	18.0x(4)
Warburg Pincus	Kestra Financial, Inc.	02/25/19	NA	2,000	NA	NA	NA
Genstar Capital	Cetera Financial Group	07/17/18	NA	~8,000	NA	NA	NA
LPL Financial	National Planning Holdings, Inc.	08/16/17	$325.0(5)	3,200	$120	0.4x(6)	NA
Kestra Financial, Inc.	H. Beck, Inc.	08/08/17	NA	600	NA	NA	NA
Stone Point Capital	Kestra Financial, Inc.	04/04/16	NA	1,700	NA	NA	NA
Blucora, Inc.	HD Vest Financial Services	10/14/15	$580.0(7)	4,500	$36	1.8x(8)	15.5x(8)
RCS Capital Corporation	J.P. Turner & Company, LLC	01/17/14	$27.0(7)	325	$4	0.3x(9)	13.8x(10)
RCS Capital Corporation	Cetera Financial Group	01/16/14	$1,150.0	6,833	$152	1.1x(11)	16.8x(11)
RCS Capital Corporation	Summit Financial Services Group, Inc.	11/16/13	$49.0	305	$8	0.6x	8.8x
RCS Capital Corporation	Investors Capital Holdings, Ltd.	10/02/13	$52.5	452	$9	0.6x	NM

Independent Broker-Dealer Metrics:	LTM Revenue	LTM EBITDA
Low:	0.3x	6.0x
Average:	0.8x	13.0x
Median:	0.7x	13.8x
High:	1.8x	18.0x
Low (w/o RCS deals):	0.4x	6.0x
Average (w/o RCS deals):	1.0x	12.9x
Median (w/o RCS deals):	1.0x	13.8x
High (w/o RCS deals):	1.8x	18.0x

Acquirer	Target	Date of Announce	Announced Transaction Value	Number of Financial Advisors	Assets Under Management ($B)	LTM Revenue	LTM EBITDA
Full-Service Broker-Dealers							
Stifel Financial Corp.	GMP Capital Inc.	06/17/19	$52.0	NA	NA	0.4x(12)	4.2x(12)
Stifel Financial Corp.	Ziegler Wealth Management	10/30/17	NA	NA	NA	NA	NA
B. Riley Financial, Inc.	Wunderlich Securities	05/18/17	$67.0	219	$10	0.6x	5.9x
B. Riley Financial, Inc.	FBR & Co.	02/21/17	$160.2	NA	NA	1.6x	NM
Stifel Financial Corp.	City Financial Corporation	09/13/16	NA	40	$4	NA	NA
INTL FCStone Inc.	Sterne, Agee & Leach, Inc. (Clearing & Independent Wealth Mgmt Businesses)	06/27/16	$50.0	160	$11	NA	NA
Stifel Financial Corp.	Sterne, Agee & Leach, Inc.	02/23/15	$150.0(13)	730	$20	0.5x	NA
B. Riley Financial, Inc.	MK Capital Advisors LLC	02/02/15	$5.2(14)	NA	NA	NA	NA

Full-Service Broker-Dealer Metrics:	LTM Revenue	LTM EBITDA
Low:	0.4x	4.2x
Average:	0.8x	5.0x
Median:	0.5x	5.0x
High:	1.6x	5.9x

Global Metrics:	LTM Revenue	LTM EBITDA
Low:	0.3x	4.2x
Average:	0.8x	11.2x
Median:	0.6x	12.1x
High:	1.8x	18.0x

Sources: Public filings and investor presentations
Note: "NM" indicates that deal multiple is negative
Note: RCS Capital Corporation acquisitions are included for discussion purposes; See RCS case study on page 33 for RCS acquisitions
(1) Based on a transaction multiple of 6x post-synergy EBITDA, per publicly disclosed company management estimates
(2) Based on approximate enterprise value of $1,300 million
(3) Calculated based on reported adjusted EBITDA
(4) EBITDA multiple is calculated based on 2018A core EBITDA of $10 million
(5) Announced transaction value excludes $123 million in contingent payments
(6) Revenue multiple is based off of full-year 2016 revenue of $909.4 million
(7) Announced transaction value excludes earn-out payments
(8) Calculated based on figures for the twelve months ended September 30, 2015
(9) Calculated based on a weighted average revenue per advisor of $257K as of December 31, 2013
(10) Calculated based on pro forma adjusted EBITDA
(11) Includes results of operations for Cetera, Walnut Street Securities and Tower Square Securities for the twelve months ended December 31, 2013. Cetera acquired Walnut Street Securities and Tower Square Securities in the third quarter of 2013

(12) Revenue and EBITDA multiples are based on full-year 2018 metrics for GMP's capital markets business and GMP USA
(13) Announced transaction value excludes retention
(14) Announced transaction value excludes contingent consideration of $4.2 million

Selected Precedent Transactions Data *(Cont'd)*

Illustrative Implied Price per Share Matrix

	Valuation Multiple				NHLD	Illustrative Output [1]			
	Low	Average	Median	High	Metric ($M)	Low	Average	Median	High
Independent Broker-Dealers									
Transaction Value / LTM Revenue	0.3x	0.8x	0.7x	1.8x	$213.9	$5.13	$13.20	$11.69	$29.07
Transaction Value / LTM EBITDA	6.0x	13.0x	13.8x	18.0x	($0.1)	NM (< $0)	NM (< $0)	NM (< $0)	NM (< $0)
Transaction Value / LTM Adj. EBITDA[2]	6.0x	13.0x	13.8x	18.0x	$9.6[3]	$4.27	$9.24	$9.78	$12.80
Transaction Value / LTM Revenue (w/o RCS)	0.4x	1.0x	1.0x	1.8x	$213.9	$5.67	$16.37	$15.38	$29.07
Transaction Value / LTM EBITDA (w/o RCS)	6.0x	12.9x	13.8x	18.0x	($0.1)	NM (< $0)	NM (< $0)	NM (< $0)	NM (< $0)
Transaction Value / LTM Adj. EBITDA (w/o RCS)[2]	6.0x	12.9x	13.8x	18.0x	$9.6[3]	$4.27	$9.18	$9.82	$12.80
Full-Service Broker-Dealers									
Transaction Value / LTM Revenue	0.4x	0.8x	0.5x	1.6x	$213.9	$6.70	$12.30	$8.31	$25.86
Transaction Value / LTM EBITDA	4.2x	5.0x	5.0x	5.9x	($0.1)	NM (< $0)	NM (< $0)	NM (< $0)	NM (< $0)
Transaction Value / LTM Adj. EBITDA[2]	4.2x	5.0x	5.0x	5.9x	$9.6[3]	$2.99	$3.59	$3.59	$4.18
Global Metrics									
Transaction Value / LTM Revenue	0.3x	0.8x	0.6x	1.8x	$213.9	$5.13	$12.90	$9.02	$29.07
Transaction Value / LTM EBITDA	4.2x	11.2x	12.1x	18.0x	($0.1)	NM (< $0)	NM (< $0)	NM (< $0)	NM (< $0)
Transaction Value / LTM Adj. EBITDA[2]	4.2x	11.2x	12.1x	18.0x	$9.6[3]	$2.99	$7.98	$8.61	$12.80

Source: Financial data in U.S. dollars and based on most recently available public filing
Note: Implied values shown are solely illustrative and do not purport to be valuation advice in respect to NHLD
Note: "NM" indicates that output is negative
(1) Calculated based on 13,476,519 shares outstanding
(2) Assumes precedent transaction EBITDA valuation multiples are equal to adjusted EBITDA valuation multiples
(3) Excludes non-cash compensation expense, forgivable loan amortization, unrealized loss (gain) on the firm's warrant portfolio and gain on disposal of tax branch; See page 24 for reported adjusted EBITDA

Preliminary – Subject to Modification

Financial Overview of National Holdings Corporation

NHLD Financial Summary

Financial Summary

($ in Thousands)	For the Fiscal Year Ended, 9/30/16	9/30/17	9/30/18	9/30/19	LTM 3/31/20
Summary Income Statement:					
Revenues					
Commissions	$ 95,942	$ 96,807	$ 109,984	$ 86,929	$ 97,436
Net dealer inventory gains (losses)	9,929	15,108	3,329	(1,466)	(2,260)
Investment banking[1]	34,937	44,385	57,201	69,656	55,572
Investment advisory	14,080	14,738	21,483	34,400	39,690
Interest and dividends	3,109	2,764	3,233	5,822	5,345
Transaction fees and clearing services	7,152	7,393	7,200	8,092	8,310
Tax preparation and accounting	8,294	7,439	7,772	8,807	9,150
Other	633	1,236	913	701	616
Total Revenues	**$ 174,076**	**$ 189,870**	**$ 211,115**	**$ 212,941**	**$ 213,859**
Total Compensation Expenses[2]	151,057	155,187	182,127	177,824	182,423
Total Non-Compensation Expenses[3]	25,488	26,715	26,269	33,017	32,309
Net Income (Loss)	**$ (5,559)**	**$ 12,528**	**$ (11,510)**	**$ 1,841**	**$ (289)**
Net income (Loss) attributable to National Holdings Corporation	**$ (5,559)**	**$ 12,528**	**$ (11,510)**	**$ (819)**	**$ (2,346)**
EBITDA	$ (1,205)	$ 17,822	$ (6,674)	$ 1,364	$ (96)
Adjusted EBITDA[4]	688	5,921	12,228	12,395	9,583
Delta from Net Income attributable to National Holdings Corporation:					
EBITDA Less Net Income	***$ 4,354***	***$ 5,294***	***$ 4,836***	***$ 2,183***	***$ 2,250***
Adjusted EBITDA Less Net Income	***$ 6,247***	***$ (6,607)***	***$ 23,738***	***$ 13,214***	***$ 11,929***
Key Operating Metrics:					
Revenue Growth		*9.1%*	*11.2%*	*0.9%*	*0.4%*
Compensation Expense / Revenue (%)	*86.8%*	*81.7%*	*86.3%*	*83.5%*	*85.3%*
Non-Compensation Expense / Revenue (%)	*14.6%*	*14.1%*	*12.4%*	*15.5%*	*15.1%*
EBITDA Margin	*NM*	*9.4%*	*NM*	*0.6%*	*NM*
Adj. EBITDA Margin[4]	*0.4%*	*3.1%*	*5.8%*	*5.8%*	*4.5%*
Operating Margin[5]	*NM*	*4.2%*	*1.3%*	*1.0%*	*NM*

($ in Thousands)	As of, 9/30/16	9/30/17	9/30/18	9/30/19	As of, 3/31/20
Summary Balance Sheet					
Total Assets	$ 60,546	$ 64,398	$ 68,449	$ 81,207	$ 94,356
Total Liabilities	34,773	25,495	21,514	29,608	45,541
Total Equity	25,758	38,888	46,935	49,838	47,657
Total Tangible Equity	13,523	28,828	37,052	39,244	28,833

Source: SEC filings and Company website
Note: Fiscal year ending on September 30, 2019
Note: "NM" indicates metric is negative

(1) Includes revenue derived from private shares business
(2) Includes commissions, compensation and fees
(3) Includes all other operating expenses, excluding commissions, compensation and fees
(4) Excludes non-cash compensation expense, forgivable loan amortization, unrealized loss (gain) on the firm's warrant portfolio and gain on disposal of tax branch; See page 24 for reported Net Income bridge to Adjusted EBITDA
(5) Operating Margin (%): (Revenue – Operating Expenses) / Revenue

Bridge to Adjusted EBITDA

($ in Thousands)	For the Fiscal Year Ended, 9/30/2016	9/30/2017	9/30/2018	9/30/2019	LTM 3/31/2020
Net income (loss) attributable to National Holdings Corporation[(1)]	**$ (5,559)**	**$ 12,528**	**$ (11,510)**	**$ (819)**	**$ (2,346)**
Interest expense	51	14	97	32	52
Income taxes	3,090	4,051	3,188	319	(118)
Depreciation and amortization	1,213	1,229	1,551	1,832	2,316
EBITDA	**$ (1,205)**	**$ 17,822**	**$ (6,674)**	**$ 1,364**	**$ (96)**
Non-cash compensation expense	$ 211	$ 602	$ 2,913	$ 4,282	$ 2,925
Change in fair value of warrant liability	-	(8,458)	11,194	-	-
Unrealized (gain) loss on the firm's warrant portfolio	-	(5,612)	2,865	2,820	3,068
Forgivable loan amortization	788	693	630	680	734
Impairment of goodwill and intangible assets	894	1,011	-	-	-
Real estate restructuring costs	-	-	-	315	315
Business acquisition related costs	-	-	-	168	168
Legal and arbitration costs associated with pre-fiscal 2017 lawsuits	-	-	1,357	2,766	2,766
Gain on disposal of Gilman branches	-	(137)	-	-	-
Gain on disposal of National Tax branches	-	-	(57)	-	(297)
Adjusted EBITDA	**$ 688**	**$ 5,921**	**$ 12,228**	**$ 12,395**	**$ 9,583**

Source: SEC Filings
(1) Includes net income (loss) from non-controlling interests

NHLD Projected Income Statement

Draft Model as Provided by Company Management as of 06/04/2020

Projected Income Statement (2020E-2023E)

($ in Thousands)	For the Projected Fiscal Year Ending, 9/30/20	9/30/21	9/30/22	9/30/23
Summary Projections:				
Revenues				
Brokerage	$ 114,085	$ 128,475	$ 150,375	$ 173,175
Trading	1,472	1,472	1,472	1,472
Investment Banking	22,444	35,042	35,292	35,792
Private Shares	22,343	34,614	34,864	35,364
Investment Management	35,987	59,895	93,039	132,533
Tax Prep & Acct. Fees	10,239	14,544	16,044	17,544
Other Revenue	415	415	415	415
Corp/FDIC Sweep	935	-	-	-
Total Revenues	**$ 207,921**	**$ 274,457**	**$ 331,501**	**$ 396,295**
Cost of Revenues				
Brokerage	$ 90,820	$ 101,886	$ 119,875	$ 138,635
Trading	1,748	1,748	1,748	1,748
Investment Banking	15,250	23,439	23,606	23,940
Private Shares	16,170	25,066	25,247	25,609
Investment Management	28,010	46,637	73,621	106,011
Tax Prep & Acct. Fees	1,981	4,953	5,208	5,463
Other	640	-	-	-
Total Cost of Revenues	**$ 154,619**	**$ 203,728**	**$ 249,304**	**$ 301,406**
Other Operating Expenses	**$ 58,673**	**$ 60,033**	**$ 64,620**	**$ 76,832**
Other Income (Expenses)				
Offering Expense	132	132	132	132
Loss on Investment in Subs	297	297	297	297
Total Other Income	**$ 429**	**$ 429**	**$ 429**	**$ 429**
Pre-Tax Income	**$ (4,941)**	**$ 11,124**	**$ 18,005**	**$ 18,487**
Net Income (Loss)	**$ (3,214)**	**$ 7,929**	**$ 12,883**	**$ 11,703**
EBITDA	$ (1,285)	$ 14,277	$ 21,158	$ 22,418
Adjusted EBITDA(1)	$ 2,742	$ 18,804	$ 27,352	$ 37,845
Delta from Net Income:				
EBITDA Less Net Income	***$ 1,929***	***$ 6,348***	***$ 8,275***	***$ 10,715***
Adjusted EBITDA Less Net Income	***$ 5,956***	***$ 10,875***	***$ 14,469***	***$ 26,142***
Key Operating Metrics:				
Revenue Growth		*32.0%*	*20.8%*	*19.5%*
EBITDA Margin	*NM*	*5.2%*	*6.4%*	*5.7%*
Adj. EBITDA Margin (1)	*1.3%*	*6.9%*	*8.3%*	*9.5%*
Operating Margin (2)	*NM*	*3.9%*	*5.3%*	*4.6%*

Source: SEC filings, Company Website, Company Management Provided Projections

Note: Fiscal year ending on September 30, 2019
Note: Projected compensation expenses not available
Note: "NM" indicates metric is negative
(1) Excludes non-cash compensation expense, forgivable loan amortization, unrealized loss (gain) on the firm's warrant portfolio and gain on disposal of tax branch
(2) Operating Margin (%): (Revenue – Operating Expenses) / Revenue

KBW KEEFE, BRUYETTE & WOODS
A Stifel Company

Historical Performance vs. Management Forecast

Revenue ($M)


$600
$500
$400
$300
$200
$100
$-
'16A-'19A
Total: $788M
'20E-'23E
Total: $1,210M
'16A – '19A
CAGR: 7%
'20E – '23E
CAGR: 24%
$174
$190
$211
$213
$208
$274
$332
$396
'16A
'17A
'18A
'19A
'20E
'21E
'22E
'23E

Operating Income ($M)


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$(10.0)
'16A-'19A
Total: $10M
'20E-'23E
Total: $41M
$(2.5)
$8.0
$2.7
$2.1
$(5.4)
$10.7
$17.6
$18.1
'16A
'17A
'18A
'19A
'20E
'21E
'22E
'23E

EBITDA & Adj. EBITDA ($M)


$50.0
$40.0
$30.0
$20.0
$10.0
$-
$(10.0)
EBITDA/ Adj. EBITDA '16A-'19A Total: $11M / $31M
EBITDA/ Adj. EBITDA '20E-'23E Total: $57M / $87M
$(1.2)
$0.7
$17.8
$5.9
$(6.7)
$12.2
$1.4
$12.4
$(1.3)
$2.7
$14.3
$18.8
$21.2
$27.4
$22.4
$37.8
'16A
'17A
'18A
'19A
'20E
'21E
'22E
'23E
EBITDA($M)
Adj. EBITDA ($M) (1)

Net Income ($M)[(2)]


$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$(10.0)
$(15.0)
'16A-'19A
Total: ($3M)
'20E-'23E
Total: $29M
$(5.6)
$12.5
$(11.5)
$1.8
$(3.2)
$7.9
$12.9
$11.7
'16A
'17A
'18A
'19A
'20E
'21E
'22E
'23E

(1) Excludes non-cash compensation expense, forgivable loan amortization, unrealized loss (gain) on the firm's warrant portfolio and gain on disposal of tax branch
(2) Excludes net income attributable to non-controlling interests

Preliminary – Subject to Modification

Case Study *(For Discussion Purposes Only):*
Advisor Group's Acquisition of Ladenburg Thalmann Financial Services Inc.

KEEFE, BRUYETTE & WOODS
A Stifel Company

Case Study

Advisor Group's Acquisition of Ladenburg Thalmann Financial Services Inc.

Ladenburg Thalmann Financial Services Inc.

- On February 14, 2020, Ladenburg Thalmann Financial Services Inc. ("LTS", "Ladenburg" or the Company) was acquired by Advisor Group ("Advisor")
- LTS is a diversified financial services company based in Miami, FL
- Through its principal subsidiaries, the Company is engaged in independent advisory and brokerage services, asset management services, investment research, investment banking, institutional sales and trading, wholesale life insurance and annuity brokerage services
  - The Company's independent advisory and brokerage services segment is made up of five independent advisory and brokerage firms

Independent Advisory and Brokerage Firms:

Securities America | Triad Advisors | SSN | KMS Financial Services, Inc. | Investacorp

Other Principal Subsidiaries:

Ladenburg Thalmann & Co. | Ladenburg Thalmann Asset Management | Premier Trust | Highland

Transaction Overview

Purchase Price	• Per share: $3.50 *(25% 1-day premium)*[(1)] • Aggregate equity value: $522 million[(2)], 100% cash	
Transaction Value	• Total transaction value of ~$1.3 billion • Preferred stock and debt notes will remain outstanding at the completion of the transaction	
Transaction Multiples	**Equity Value[(3)]** • LTM Revenue: 0.4x • LTM EBITDA: 6.0x • LTM Adj. EBITDA: 4.9x • LTM NI: 16.4x • BV: 2.1x • Tang. BV: 8.7x	**Transaction Value[(3)]** • LTM Revenue: 0.9x • LTM EBITDA: 15.0x • LTM Adj. EBITDA: 12.1x • LTM NI: NM[(4)] • BV: 5.2x • Tang. BV: 21.7x
Management	• Current CEO and President Jamie Price will continue to lead • Advisor Group's leadership team will include senior executives from both Advisor Group and Ladenburg	
Transaction Structure	• Financed through $230 million of equity financing pursuant to an equity commitment letter with funds sponsored by Reverence Capital, $100 million revolving credit facility and $775 million of bridge loan from a bank consortium	

Source: Company filings and press releases
(1) Premium calculated based on 11/11/2019 closing share price of $2.81 / sh
(2) Represents consideration to shareholders; Excludes value of exercised stock options
(3) Equity value multiples are calculated based on total equity value of $522M; Enterprisevalue multiples are calculated based on approximate enterprise value of $1,300M; Financial data as of December, 31, 2019
(4) Transaction multiple is greater than 30.0x

Case Study

Advisor Group's Acquisition of Ladenburg Thalmann Financial Services Inc. (Cont'd)

Historical Revenue Growth and Revenue Mix (2010-2019)



$ in mm
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Aug. 2011
LTS acquired Securities America Financial Corporation
Aug.-Sep. 2014
LTS acquired Highland Capital, KMS Financial Services, Securities Service Network and Renaissance Capital
$195
$274
$650
$793
$921
$1,152
$1,107
$1,268
$1,391
$1,469
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
55%
28%
12%
6%
51%
32%
10%
7%
50%
36%
5%
1%
9%
50%
35%
5%
0%
1%
9%
48%
37%
5%
1%
8%
48%
40%
3%
0%
8%
46%
42%
2%
0%
9%
42%
44%
4%
0%
10%
50%
34%
4%
0%
11%
49%
35%
4%
0%
12%
Commissions
Advisory fees
Investment banking
Principal transactions
Interest and dividends
Service fees & Other income

YoY Growth (%)	41%	138%	22%	16%	25%	-4%	15%	10%	6%

Source: Company filings
Note: FY2011, 2012 and 2018 reported a loss from principal transactions

Case Study

Advisor Group's Acquisition of Ladenburg Thalmann Financial Services Inc. (Cont'd)

3-Year Relative Price Performance (%) (Feb. 2017 – Feb. 2020)


70.0%
50.0%
30.0%
10.0%
-10.0%
-30.0%
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
42.5%
4.5%
0.5%
Mid and Large-Cap. Wealth-Focused BDs
Small-Cap. Diversified BDs
LTS

3-Year LTM Price / Rev. Trading Multiples (Feb. 2017 – Feb. 2020)


2.0x
1.6x
1.2x
0.8x
0.4x
0.0x
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
1.4x
3-yr
Median: 0.4x
0.5x
0.4x
Mid and Large-Cap. Wealth-Focused BDs
Small-Cap. Diversified BDs
LTS
LTS Historical Median

Source: Capital IQ. Market data for the three years ended February 14, 2020, the date at which Ladenburg Thalmann Financial Services Inc. was acquired by Advisor Group
Note: Mid and Large-Cap. Wealth-Focused BDs include: AMP, LPLA, RJF, SF, and WDR; Small-Cap Diversified BDs include RILY, COWN, OPY, JMP, NHLD and COHN

Preliminary – Subject to Modification

Case Study *(For Discussion Purposes Only):*
RCS Capital Corporation

KBW KEEFE, BRUYETTE & WOODS
A Stifel Company

RCS Capital Corporation Case Study

Company Overview

- On February 1, 2016, RCS Capital Corporation ("RCS" or the "Company") announced that the Company had filed a prearranged plan of reorganization seeking relief under Chapter 11 of the United States Code
  - As an integral part of the balance sheet restructuring, a group of its existing lenders have fully committed to invest $150 million in new working capital into Cetera Financial Group
- Financial services company focused on providing services and support to independent advisors and investment solutions to retail investors
  - **Retail Advice:** Second largest independent financial advisor network; 9,505 current advisors
  - **Wholesale Distribution:** Distribution of liquid and illiquid direct investment programs
  - **Investment Banking & Capital Markets:** Well-positioned for expected M&A and liquidity activity; Expanding syndication and underwriting capabilities
  - **Investment Management:** A leading liquid alternatives fund manager with $2.0 billion of AUM(1)

Selected Metrics

	2013	2014	LTM Q2'15
Gross Revenue ($M)	$975	$ 2,102	$ 2,488
Adjusted EBITDA ($M)(2)	207	166	131
AUA ($M)	202	202	239
AUM ($B)	37	NA	47
Financial Advisors	8,900	8,876	9,505
Retail Clients (M)	1.9	2.6	2.5

Platform Diversification(1)

AUA


26%
49%
20%
5%
Brokerage
Direct
Advisory
Third Party

# of Financial Advisors


6,799
791
458
408
327
722
Cetera
First Allied
ICH
Legend
Summit
Other

Revenue Breakdown by Segment(2)


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
($500)
$287
$287
$1
$975
$95
$803
$85
($8)
$2,102
$1,395
$32
$682
$127
($133)
$2,488
$2,011
$57
$488
$80
($149)
2012
2013
2014
LTM Q2'15
Wholesale Distribution
Investment Managemnet
Retail Advice
Corporate and other

Source: Company documents
Note: Company financials are not pro forma for acquisitions
(1) As of June 30, 2015
(2) Excludes corporate and other revenue, and intercompany revenue

RCS Capital Corporation Case Study *(Cont'd)*

RCS Acquisition History

Ann. Date	Target	Target Description	Deal Size ($M)
05/20/14	Strategic Capital Management Holdings, LLC	Strategic Capital Management offers investment brokerage and advisory services, as well as a distribution platform for selecting alternative investment products.	$80
04/07/14	FAS Holdings, Inc.	FAS Holdings, Inc., through its subsidiaries, provides investment services and full service brokerage to retail clients through independent contractors, financial consultants, brokers, and dealers.	$435
01/17/14	J.P. Turner & Company, L.L.C.	J. P. Turner & Company, L.L.C. is a boutique investment banking firm that offers financial advisory and brokerage services.	$27
01/16/14	Cetera Financial Holdings, Inc.	Cetera Financial Holdings, Inc., a financial services holding company, provides independent broker-dealer services and investment advisory services.	$1,150
11/18/13	Summit Financial Services Group, Inc.	Summit Financial Services Group, Inc., through its subsidiary, Summit Brokerage Services, Inc., provides securities brokerage and investment services primarily to individual investors.	$49
10/02/13	Investors Capital Holdings, Ltd.	Investors Capital Holdings provides securities brokerage, investment advice, asset management, financial planning, and insurance services.	$53

Source: Capital IQ

RCS Capital Corporation Case Study *(Cont'd)*

Relative Price Performance Since IPO (%)


RCS filed for Chapter 11 bankruptcy protection on January 31, 2016
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
6/5/2013
9/5/2013
12/5/2013
3/5/2014
6/5/2014
9/5/2014
12/5/2014
3/5/2015
6/5/2015
9/5/2015
12/5/2015
15%
6%
-2.5%
-98%
RCS
NHLD
Small-Cap. BDs
Mid and Large-Cap. Wealth-Focused BDs

Historical P/Rev Trading Multiples Since IPO


3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
6/5/2013
9/5/2013
12/5/2013
3/5/2014
6/5/2014
9/5/2014
12/5/2014
3/5/2015
6/5/2015
9/5/2015
12/5/2015
1.4x
1.0x
0.2x
0.0x
RCS
NHLD
Small-Cap Broker Dealers
Mid & Large-Cap Wealth-Focused Broker-Dealers

Source: S&P Capital IQ, S&P Market Intelligence for the period 06/5/2013-12/31/2015
Note: RCS held its initial public offering on 06/05/2013
(1) Average of Small-Cap Diversified Broker-Dealers consisting of COHN, COWN, JMP, RILY, OPY, NHLD
(2) Average of Mid & Large-Cap Wealth-Focused Broker-Dealers consisting of AMP, LPLA, RJF, SF, WDR

KBW Keefe, Bruyette & Woods
A Stifel Company

Preliminary – Subject to Modification

Case Study *(For Discussion Purposes Only):* *Rodman & Renshaw*

Rodman & Renshaw Case Study

Company Overview

- On January 11, 2013, Direct Markets Holdings Corp. ("MKTS" or the "Company"), parent of Rodman & Renshaw, and two affiliated companies filed for Chapter 7 protection in the U.S. Bankruptcy Court for the Southern District of New York
- Full-service investment bank committed to fostering the long-term success of growth companies through capital raising, strategic advisory, research and institutional support
  - **Investment Banking:** Provide corporate finance and strategic advisory services; Primarily focused on originating, structuring and placing transactions; In 2011, completed 92 financing transactions which raised in excess of $2.9 billion
  - **Equity Research:** Focused on life sciences, energy, cleantech, metals & mining and regional & community banks; 232 companies under coverage
  - **Capital Markets:** Expertise in structuring, leading and placing offerings
  - **Brokerage:** Market maker in over 12,000 U.S. and foreign securities and providing execution services; Since 2006 have conducted over 600 "non-deal roadshows"
  - **Merchant Banking:** Primarily focused on the operating activities related to Aceras BioMedical, a joint venture through which Rodman & Renshaw, in partnership with Aceras Partners, make principal investments in early-stage biotechnology and life sciences companies

Selected Metrics

$ in mm	2009	2010	2011	LTM Q2'12
Gross Revenue ($M)	$ 132	$ 84	$ 65	$ 54
EBITDA[(1)] ($M)	44	(6)	(26)	(22)
Operating Expenses	90	92	93	79
Income Before Taxes	42	(8)	(28)	(24)
Net Income	46	(6)	(36)	(35)
Revenue Growth (%)		*-37%*	*-22%*	*-17%*
EBITDA Margin (%)	*34%*	*NM*	*NM*	*NM*
Income Before Taxes Margin (%)	*32%*	*NM*	*NM*	*NM*
Net Income Margin (%)	*35%*	*NM*	*NM*	*NM*

Revenue Breakdown by Segment ($M)


$150.0
$130.0
$110.0
$90.0
$70.0
$50.0
$30.0
$10.0
($10.0)
($30.0)
$132
$1.9
$4.4
$36.0
$90.4
$84
$3.3
$4.1
$1.6
$87.2
($12.6)
$65
$3.2
$20.9
$1.1
$57.6
($17.3)
$54
$3.4
$26.3
$41.2
($4.5)
($12.0)
2009
2010
2011
LTM Q2'12
Investment Banking
Merchant Banking
Brokerage
Principal transactions
Interest and other income

Source: Company investor presentation
(1) EBITDA: Earnings before interest expense, interest income, provision for or benefit from income taxes, and depreciation and amortization

Rodman & Renshaw Case Study *(Cont'd)*

3-Yr Relative Price Performance (%)


Rodman & Renshaw ceased conducting its securities business in September 2012
700%
600%
500%
400%
300%
200%
100%
0%
-100%
1/1/2009
4/1/2009
7/1/2009
10/1/2009
1/1/2010
4/1/2010
7/1/2010
10/1/2010
1/1/2011
4/1/2011
7/1/2011
10/1/2011
1/1/2012
4/1/2012
7/1/2012
72%
-36%
-61%
--92%
MTKS
NHLD
Small-Cap. Diversified Broker-Dealers
Mid and Large-Cap. Wealth-Focused Broker-Dealers

3-Yr P/Rev Trading Multiples


3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1/1/2009
4/1/2009
7/1/2009
10/1/2009
1/1/2010
4/1/2010
7/1/2010
10/1/2010
1/1/2011
4/1/2011
7/1/2011
10/1/2011
1/1/2012
4/1/2012
7/1/2012
1.5x
0.8x
0.1x
0.0x
MKTS
NHLD
Small-Cap Diversified Broker Dealers
Mid & Large-Cap Wealth-Focused Broker-Dealers

Source: S&P Capital IQ, S&P Market Intelligence for the period 01/01/2009-9/18/2012

Note: On September 18, 2012, Direct Markets Holdings, the parent company of Rodman & Renshaw decided to seek voluntary delisting from NASDAQ
Note: On June 1, 2012, the Company changed its name to Direct Market Holdings Corp and subsequently began trading on NASDAQ under new ticker "MKTS"
(1) Average of Small-Cap Diversified Broker-Dealers consisting of COHN, COWN, JMP, RILY, OPY
(2) Average of Mid & Large-Cap Wealth-Focused Broker-Dealers consisting of AMP, LPLA, RJF, SF, WDR

Important Notice

These materials (the "Materials") have been prepared by Keefe, Bruyette & Woods, Inc. ("KBW") for the exclusive use of the special committee (the "Committee") of the board of directors of National Holdings Corporation (the "Company"), in connection with KBW's presentation to the Committee at a meeting to be held on June 16, 2020. This Presentation has been prepared in connection with the Committee's consideration of a potential transaction involving the Company.

The Materials contain information obtained from publicly available sources and from materials provided to KBW by the Company, and KBW expressly disclaims any responsibility for, or liability in connection with, such information. In preparing the Materials, we have, with the consent of the Company, assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information reviewed by us, and we have not assumed any responsibility or liability for independent verification of, or the accuracy or completeness of, such information. KBW did not conduct any independent verification or any appraisal or physical inspection of properties, assets or liabilities or evaluate the solvency, financial capability or fair value of the Company under any state or federal laws, including those relating to bankruptcy, insolvency or other matters, and is not expressing a view or opining as to any terms of any transaction undertaken by the Company. We express no view as to any such information or the assumptions or bases therefor.

Any implied values contained in the Materials are preliminary and solely illustrative and do not purport to be valuation advice in respect of the Company or any other entity (including any potential counterparty to any strategic alternative or transaction) and should not be relied upon as such. The Materials are based upon economic, market and other conditions as they exist and can be evaluated as of its date (or such other dates as reflected therein) It is understood that subsequent developments may affect the Materials and that KBW does not have an obligation to replicate, revise or reaffirm the Materials. The Materials do not contain advice in any respect as to the legal, regulatory, tax or accounting consequences of any potential strategic alternatives or transactions on the Company or the Company's shareholders, and it is the responsibility of such parties to obtain advice on such matters from other qualified professionals. The Materials are not intended to, and do not, constitute a fairness opinion.

The Materials and the information contained herein have been prepared for the Committee and may not be used by any other person except with the express prior written consent of KBW. Any party receiving these materials (other than the Committee), absent the express prior written consent of KBW, is not authorized to rely on these materials for any purpose. The Company acknowledges that it shall not disclose to any person the existence of the Materials, any view expressed by KBW in connection herewith (in writing or otherwise) or any portion hereof or thereof, or KBW's engagement, without KBW's express written consent. The Materials, and the materials and financial models (if any) used by KBW in preparing the Materials, have been developed by and are proprietary to KBW and are protected under applicable copyright laws. Not in limitation of any of the foregoing, any recipient thereof, or reproduce, distribute or make publicly available all or any portion of the Materials or such models (if any) or other materials contained therein without the prior written consent of KBW.